Exhibit 10.14
OMNIBUS AMENDMENT
OPTION ONE OWNER TRUST 2003-5
     This OMNIBUS AMENDMENT (the “Amendment”) dated as of January 1, 2007 is by and among Option One Owner Trust 2003-5 (the “Issuer”), Option One Mortgage Corporation (“OOMC”), in its capacity as loan originator (in such capacity, the “Loan Originator”) and as servicer (in such capacity, the “Servicer”), Option One Mortgage Capital Corporation (“Capital”), Option One Loan Warehouse Corporation (the “Depositor”), Wells Fargo Bank, National Association (successor-in-interest to Wells Fargo Bank Minnesota, National Association), as indenture trustee (the “Indenture Trustee”), and Citigroup Global Markets Realty Corp. (the “Purchaser”). Capitalized terms used herein but not specifically defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement (as defined below) or the Indenture referred to therein.
PRELIMINARY STATEMENTS:
     A. The Issuer, OOMC, Capital, the Depositor and the Indenture Trustee are parties to that certain Amended and Restated Sale and Servicing Agreement dated as of November 12, 2004 (as amended and waived through the date hereof, the “Sale and Servicing Agreement”).
     B. The Issuer, the Depositor and the Purchaser are parties to that certain Note Purchase Agreement dated as of November 14 2003 (as amended and waived through the date hereof, the “Note Purchase Agreement”).
     C. OOMC and Capital intend to cause the Depositor to establish a new trust, to be called Option One Owner Trust 2007-5A, and the Purchaser intends to purchase notes to be issued by that new trust, upon terms to be negotiated and agreed between the parties. The parties have agreed that if such a transaction is consummated, the Maximum Note Principal Amount will be reduced to the extent of the maximum note principal amount of notes issued to the Purchaser by that new trust.
     D. The parties hereto desire to amend the Sale and Servicing Agreement subject to the terms and conditions of this Amendment.
     E. OOMC and Capital acknowledge that the changes to the Sale and Servicing Agreement that are being made by this Amendment are inconsistent with the Issuer being considered a qualified special purpose entity for purposes of Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.

     SECTION 2. Amendments to the Sale and Servicing Agreement.
     (A) Section 1.01 of the Sale and Servicing Agreement is hereby amended by amending the definition of the term “Revolving Period” in its entirety to read as follows:
     Revolving Period: With respect to the Notes, the period commencing on November 10, 2006 and ending on the earlier of (i) April 27, 2007, and (ii) the date on which the Revolving Period is terminated pursuant to Section 2.07.
     (B) Section 3.10 is hereby added to the Sale and Servicing Agreement, immediately following Section 3.09, reading in its entirety as follows:
Section 3.10 Loan Originator Call. The Loan Originator may repurchase any Loan at any time at the Repurchase Price. Prior to exercising this call, the Loan Originator shall deliver written notice to the Majority Noteholders and the Indenture Trustee which notice shall identify each Loan to be repurchased and the Repurchase Price therefor. The Loan Originator shall then repurchase the Loan in the manner set forth in Section 2.05(b)(ii).
     SECTION 3. Amendments to the Note Purchase Agreement. Section 1.01 of the Sale and Servicing Agreement is hereby amended by amending the definition of the term “Maximum Note Principal Balance” in its entirety to read as follows:
“Maximum Note Principal Balance” means an amount equal to $1,500,000,000, reduced by the maximum note principal balance under the note purchase agreement, if any shall have been entered into, between the Depositor, the Purchaser and Option One Owner Trust 2007-5A.
     SECTION 4. Representations. In order to induce the parties hereto to execute and deliver this Amendment, each of the Issuer and the Depositor hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.
     SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Sale and Servicing Agreement and the Note Purchase Agreement shall continue in full force and effect in accordance with their respective terms. Reference to this Amendment need not be made in the Sale and Servicing Agreement or Note Purchase Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement or the Note Purchase Agreement, any reference in any of such items to the Sale and

Servicing Agreement or Note Purchase Agreement, as applicable, being sufficient to refer to the Sale and Servicing Agreement or Note Purchase Agreement as amended hereby.
     SECTION 6. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder and (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel.
     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.
     SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2003-5 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
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     IN WITNESS WHEREOF, the parties have executed this Amendment and Consent as of the day and year first above written.

OPTION ONE OWNER TRUST 2003-5, as Issuer		OPTION ONE LOAN WAREHOUSE CORPORATION, as Depositor

By:	Wilmington Trust Company, not in its	By:
	individual capacity, but solely as Owner Trustee	Name: Title:

By:
Name:
Title:

OPTION ONE MORTGAGE CORPORATION, as Loan Originator and as Servicer		WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:		By:

Name:		Name:
Title:		Title:

OPTION ONE MORTGAGE CAPITAL CORPORATION		CITIGROUP GLOBAL MARKETS REALTY CORP., as Purchaser

By:		By:

Name:		Name:
Title:		Title:
Signature Page to Omnibus Amendment
Option One Owner Trust 2003-5